UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 13, 2007

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

1225 Charleston Road
Mountain View, CA  94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 28, 2007, MIPS Technologies, Inc. ("MIPS") filed a Current Report on Form 8-K to report that it had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") dated August 24, 2007, with Atlantic Acqco, Limitada, a company incorporated under the laws of Portugal and an indirect subsidiary of MIPS, the shareholders of Chipidea -- Microelectrónica S.A., a company incorporated under the laws of Portugal ("Chipidea"), and Espírito Santo Ventures -- Sociedade de Capital de Risco, SA, as the Shareholders' Representative purusant to which the Purchaser has agreed to acquire all of the outstanding share capital of Chipidea.  This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below.  The financial statements are filed as Exhibits 99.2, 99.3, 99.4 and 99.5 hereto.

Item 9.01.  Financial Statements and Exhibits.

(a)
The required financial statements of Chipidea as of:  (i) December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 are filed as exhibit 99.2 hereto, and (ii) June 30, 2007 and for the six months ended June 30, 2007 and 2006 are filed as exhibit 99.3, and in each case are incorporated herein by reference.  The reconciliation of these Chipidea financial statements to U.S. generally accepted accounting principles is filed as exhibit 99.4 and such reconciliation is incorporated herein by reference.

(b)
The unaudited Pro Forma Condensed Combined Financial Statements of MIPS and Chpidea as of June 30, 2007 and for the year ended June 30, 2007 are filed as exhibit 99.5 and are incorporated herein by reference.

(d)    Exhibits

23.1		Consent of Independent Auditors
99	.1*	Stock Purchase Agreement dated as of August 24, 2007, which is incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MIPS Technologies, Inc. on August 28, 2007.
99.2		Audited Consolidated Financial Statements of Chipidea as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.
99.3		Unaudited Consolidated Financial Statements of Chipidea as of June 30, 2007 and for the six months ended June 30, 2007 and 2006.
99.4		Chipidea Supplemental Information -- Reconciliation with United States Generally Accepted Accounting Principles -- for the six-month periods ended June 30, 2007 and 2006, and years ended December 31, 2006, 2005 and 2004.
99.5		Unaudited Pro Forma Condensed Combined Financial Statements of MIPS Technologies, Inc. and Chpidea as of June 30, 2007 and for the year ended June 30, 2007.

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: November 13, 2007	By:	/s/ MERVIN S. KATO
Name: Mervin S. Kato
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.		Description
23.1		Consent of Independent Auditors
99	.1*	Stock Purchase Agreement dated as of August 24, 2007, which is incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MIPS Technologies, Inc. on August 28, 2007.
99.2		Audited Consolidated Financial Statements of Chipidea as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.
99.3		Unaudited Consolidated Financial Statements of Chipidea as of June 30, 2007 and for the six months ended June 30, 2007 and 2006.
99.4		Chipidea Supplemental Information -- Reconciliation with United States Generally Accepted Accounting Principles -- for the six-month periods ended June 30, 2007 and 2006, and years ended December 31, 2006, 2005 and 2004.
99.5		Unaudited Pro Forma Condensed Combined Financial Statements of MIPS Technologies, Inc. and Chpidea as of June 30, 2007 and for the year ended June 30, 2007.

*Previously filed.